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                                                                   EXHIBIT 10.6

                                  PPC HOLDINGS, INC.
                                 AMENDED AND RESTATED
                                  CO-SALE AGREEMENT

      This Amended and Restated Co-Sale Agreement (the "Agreement") is made as of December 30, 1996, by and among PPC Holdings, Inc., a Delaware corporation, (the "Company"), Robert E. Milhous, as trustee of the Robert E. Milhous Trust, dated March 11, 1988, as amended (the "REM Trust"), Paul B. Milhous as trustee of the Paul Ballard Milhous Trust, dated September 24, 1982, as amended (the "PBM Trust" and the REM Trust, individually, a "Trust" and, collectively, the "Trusts"), and each of the undersigned stockholders (each, a "Management Stockholder," and collectively, together with the REM Trust and the PBM Trust, the "Stockholders").

                                       RECITALS

          A. The Stockholders' current ownership of the Company's outstanding common stock (the "Stock") is set forth on SCHEDULE A attached hereto (which schedule will be amended from time to time to reflect additional issuances of, and changes in ownership of, the Stock). The Stockholders wish to enter into this Agreement for their mutual benefit.

          B. The purpose of this Agreement is to establish a mechanism for the transfer of Stock now or hereafter held by the Management Stockholders in connection with certain transfers of Stock by the REM Trust, the PBM Trust and/or their affiliates.

                                      AGREEMENT

      Now, therefore, in view of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1.  TAKE-ALONG RIGHT

      (a) If at any time prior to the termination of this Agreement, the REM Trust, the PBM Trust and/or any Affiliate (for purposes of this Agreement, the term "Affiliate" shall have meaning defined in Rule 405 of the Securities Act of 1933, as amended (the "Securities Act")) of the REM Trust or the PBM Trust (collectively, together with the REM Trust and the Paul E. Trust, the "Milhous Affiliates") propose to sell or exchange (in a business combination or otherwise) all of their shares of Stock in a bona fide arms-length transaction to any third party (a "100% Buyer"), other than a Milhous Affiliate, the Milhous Affiliates shall have the right (the "Take-Along Right") to require all of the Management Stockholders to sell or exchange all of the Stock then beneficially owned by them to such 100% Buyer on the same terms and subject to the same conditions as the sale or exchange by the Milhous Affiliates. To exercise the Take-Along Right, the Milhous Affiliates shall give written notice thereof (a "Take-Along Notice") to the Management Stockholders. The Take-Along Notice shall state (i) the name and address of the 100% Buyer, (ii) the price per share and the form of consideration which the 100% Buyer proposes to pay for the purchased stock and (iii) the method of payment and other terms and conditions of the proposed transfer.


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      The exercise of the Take-Along Right and the purchase and sale of the
Stock resulting from the exercise of the Take-Along Right shall take place at the principal offices of the Company on the twentieth (20th) business day following the date of delivery of the Take-Along Notice, or at such other place, on such other date, or both, as the Milhous Affiliates and the 100% Buyer shall agree upon in writing (the "Closing Date"). On the Closing Date, each Management Stockholder shall deliver the certificate(s) representing all of the Stock owned by him to the 100% Buyer in proper form for transfer with appropriate stock powers executed in blank attached and with all documentary or transfer tax stamps affixed, against payment of the purchase price therefor by a wire transfer of funds to the respective bank accounts designated by the Milhous Affiliates and each Management Stockholder or by certified or official bank check or checks. By delivering such certificate(s), each of the Milhous Affiliates and the Management Stockholders shall be deemed to represent that the 100% Buyer will receive good title to the securities transferred by them represented by such certificates and instruments, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements and voting trusts.

      2.  TAG-ALONG RIGHT

      If, at any time prior to the termination of this Agreement, the Milhous Affiliates propose to sell in one transaction or in any of a series of transactions to a single purchaser (including such purchaser's Affiliates, a "Control Buyer"), other than a Milhous Affiliate or other than pursuant to a registration statement under the Securities Act or pursuant to Rule 144 thereunder, shares of Stock which, together with all other shares of Stock sold or to be sold to such Control Buyer in such transaction or series of transactions, equals or exceeds fifty percent (50%) of the outstanding Stock of the Company on a fully diluted basis, the Milhous Affiliates shall so notify the Management Stockholders, describing in such notification the material terms of such proposed sale. Each Management Stockholder shall have the option, exercisable by written notice to the Milhous Affiliates within ten (10) business days after the Milhous Affiliates notify the Management Stockholders of their intention to effect such a sale, to require the Milhous Affiliates to provide as part of their proposed sale that each electing Management Stockholder (each, a "Tag-Along Seller") be given the right to participate, PRO RATA in proportion to the respective numbers of shares of Stock owned by the Milhous Affiliates, the Tag-Along Sellers and any other stockholders of the Company who exercise a right or have an obligation to participate with the Milhous Affiliates in such a sale, in such transaction or series of transactions on the same terms and conditions (including but not limited to obligations with respect to indemnification) as the Milhous Affiliates, and, if such option is exercised by any Tag-Along Seller, the Milhous Affiliates shall not proceed with such sale unless the Tag-Along Sellers are given the right so to participate.

      3.  TERMINATION OF AGREEMENT

      This Agreement shall terminate upon the first to occur of:

      (a) STOCKHOLDER VOTE.  The written agreement of all of the Stockholders;

      (b) BANKRUPTCY.  The bankruptcy or insolvency of the Company;

                                       2.

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      (c) STOCKHOLDER.  At such time as only the Milhous Affiliates remain as
Stockholders, the Stock of the Management Stockholders and any other stockholders having been purchased by the Company or the Milhous Affiliates; and

      (d) QUALIFIED PUBLIC OFFERING. Upon the completion by the Company of a "Qualified Public Offering" which shall mean a firm commitment underwritten public offering of shares of common stock (i) which is registered under the Securities Act on Form S-1 (or successor form for the registration of the sale of securities without qualification as to the size of the issuer or offering, type of purchaser, or any limitation on the availability of audited financial statements of the issuer) and (ii) resulting in proceeds to the Company, net of expenses, discounts and commissions, of not less that $30 million.

      4.  LEGEND

          (a) Each certificate representing shares of Stock now or hereafter owned by a Stockholder or issued to any person in connection with a transfer pursuant hereunder shall be endorsed with the following legend:

      "THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN CO-SALE AGREEMENT BY AND BETWEEN THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES), THE CORPORATION AND CERTAIN HOLDERS OF STOCK OF THE CORPORATION. A COPY OF SUCH AGREEMENT IS MAINTAINED AT THE CORPORATION'S PRINCIPAL CORPORATE OFFICES."

          (b) Each Stockholder agrees that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in Section 4(a) above to enforce the provisions of this Agreement and the Company agrees to promptly do so. The legend shall be removed upon termination of this Agreement.

      5.  OWNERSHIP

      Each Stockholder represents and warrants that he is the sole legal and beneficial owner of the shares of Stock subject to this Agreement and that no other person has any interest (other than any security interest granted in connection with a purchase money financing of the acquisition of such shares that has been provided or approved by the Company, or a community property or marital property interest) in such shares.

      6.  SPECIFIC PERFORMANCE

      The parties hereby declare that it is impossible to measure in money the damages that will accrue to a Stockholder or his estate by reason of a failure to perform any of the

                                       3.

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obligations under or other breach of, this Agreement.  Therefore, any
Stockholder or his personal representative shall be entitled to specific enforcement of the provisions of this Agreement, and any person (including each Stockholder and the Company) against whom an action for specific performance is brought hereby waives the claim or defense therein that there exists an adequate remedy at law to redress the nonperformance or other breach of this Agreement.

      7.   EXECUTION OF DOCUMENTS MAY BE CONDITION TO TRANSFER

      Any transferee or assignee (other than the Company), by gift, sale, or otherwise, must, as a condition to such transfer or gift, execute such documents as may be reasonably requested by the Company in order to confirm the agreement of such donee, assignee, purchaser, or successor in interest to be bound by all the terms, provisions and conditions of this Agreement as though an original signatory hereto, and to assume any and all obligations of the transferor or assignor hereof. Any shares of Stock transferred or assigned to the Company shall, upon such transfer or assignment, cease to be subject to the terms, provisions and conditions of this Agreement.

      8.   ENTIRE AGREEMENT

      This instrument evidences the entire agreement of the parties concerning the matters covered herein, and supersedes all prior oral or written agreements or other understandings including, without limitation, that certain Co-Sale Agreement dated as of April 28, 1995, by and among the Company, the Trusts and Craig A. Hutchison.

      9.   GOVERNING LAW

      This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

      10.  AMENDMENT

      This Agreement may be amended only by written agreement signed by all of the Stockholders; provided that, with the written consent of the Company, additional stockholders may become parties hereto as Management Stockholders by executing a counterpart hereof; provided further that SCHEDULE A attached hereto may be amended from time to time by the Company to reflect additional issuances of Stock, changes in the ownership of the Stock and the addition of new Management Stockholders. The Company shall provide notice to each of the Stockholders with regard to any such additional parties and any such amendments to SCHEDULE A.

      11.  NOTICES

      Any and all notices, designations, consents, offers, acceptances, and any other communications provided for herein shall be given in writing which shall be addressed and delivered or sent either by first class mail or hand delivery, in the case of the Company, to its


                                      4.
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principal office, and in the case of any Stockholder, to his address appearing in the current records of the Company or to such other address as may be designated by him.

      12.  AGREEMENT TO PERFORM NECESSARY ACTS

      Each party agrees to perform any further acts and to execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement.

      13.  INVALID PROVISION

      The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and this Agreement shall be construed in all respects as if the invalid or unenforceable provision were omitted.

      14.  HEIRS AND ASSIGNS

      This Agreement shall be binding upon and inure to the benefit of the parties, their heirs, legal representatives, personal representatives, beneficiaries, successors, and assigns. Notwithstanding the preceding sentence, the rights of the Stockholders hereunder are only assignable in accordance with Section 7 hereof. Each Stockholder hereby directs his personal representative to perform this Agreement and to execute all documents necessary to effect the purposes of this Agreement. The failure of any Stockholder to execute a will shall not affect the rights or obligations of any Stockholder, the estate of any Stockholder, or the Company under this Agreement. Except as expressly contemplated hereby, no third party (including without limitation any stockholder of the Company who, for any reason, is not a party hereto) shall be entitled to enforce any term, covenant or condition of this Agreement or have any rights hereunder.

      15.  ATTORNEYS' FEES

      In the event any action is instituted by any party against another for the purpose of determining or enforcing his or its rights under this Agreement, the prevailing party shall be entitled to recover from the other party all costs in connection with the action, including reasonable attorneys' fees, as determined by the Court.

      16.  COUNTERPARTS

      This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                                      5.
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           IN WITNESS WHEREOF, the parties hereto have executed the Agreement on the date specified above.

                                   PPC HOLDINGS, INC.


                                   By: /s/ Robert E. Milhous
                                       --------------------------------
                                   Name:   Robert E. Milhous
                                   Title:  Chairman of the Board


                                   /s/ Robert E. Milhous
                                   ------------------------------------
                                   ROBERT E. MILHOUS, as Trustee of the
                                   Robert E. Milhous Trust dated March 11,
                                   1988, as amended


                                   /s/ Paul B. Milhous
                                   ------------------------------------
                                   PAUL B. MILHOUS, as Trustee of the Paul
                                   Ballard Milhous Trust dated September 24,
                                   1982, as amended

MANAGEMENT STOCKHOLDERS:


                                   /s/ Craig A. Hutchison
                                   ------------------------------------
                                   CRAIG A. HUTCHISON



                                   ------------------------------------
                                   LAWRENCE F. CELEY


                                   /s/ Lawrence Cole
                                   ------------------------------------
                                   LAWRENCE COLE


                                   /s/ Timothy M. Smith
                                   ------------------------------------
                                   TIMOTHY M. SMITH


                                   /s/ Bradley J. Hoffman
                                   ------------------------------------
                                   BRADLEY J. HOFFMAN


                                   /s/ Walter Edwards
                                   ------------------------------------
                                   WALTER EDWARDS


                                      6.

      Amended and Restated Co-Sale Agreement by and among the stockholders of the Company named therein dated as of December 30, 1996.

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                         SCHEDULE A OMITTED IN ACCORDANCE
                      WITH ITEM 601(b)(2) OF REGULATION S-K

Schedule A       Issued and Outstanding Common Stock of the Stockholders


      Perry-Judd's Incorporated will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request; provided, however, that Perry-Judd's Incorporated may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule or exhibit so furnished.